Exhibit 10.16

SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made as of June 15, 2007 (the “Agreement”), by and among STR Holdings LLC, a Delaware limited liability company (the “Company”) and the individuals and entities listed on the signature pages attached hereto (collectively, the “Purchasers” and, each individually a “Purchaser”).

W I T N E S S E T H :

WHEREAS, the Purchaser desires to become a member of the Company on the terms and conditions set forth in this Agreement and in the Limited Liability Company Agreement of the Company, dated as of the date hereof (the “LLC Agreement”), a copy of which has been furnished to the Purchaser.  Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the LLC Agreement.

WHEREAS, on the terms and subject to the conditions set forth herein, each Purchaser desires to subscribe for and purchase, and the Company desires to sell to each Purchaser, that number of units of the Company’s Class A Units (the “Class A Units”), and for an aggregate purchase price, as set forth on Schedule A attached hereto opposite such Purchaser’s name (the purchase price to be paid by any particular Purchaser for any Class A Units is herein referred to as the “Purchase Price”).

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                                       Purchase and Sale of the Class A Units.

(a)                                  At the Closing referred to in Section 2 below, subject to the terms and conditions set forth herein, the Company shall sell to each Purchaser the Class A Units in the amount listed on Schedule A and each Purchaser shall pay the Company the Purchase Price set forth on Schedule A.

(b)                                 The obligations of each Purchaser shall be several and not joint, and no Purchaser shall be liable or responsible for the acts of any other Purchaser under this Agreement.

2.                                       The Closing.

(a)                                  The closing of the purchase and sale of the Class A Units (the “Closing”) shall occur on the date (the “Closing Date”) of the closing of the merger of STR Acquisition, Inc. with and into Specialized Technology Resources, Inc. (“STR”), with STR being the surviving entity (the “Merger”), pursuant to the Amended and Restated Agreement and Plan of Merger, dated June 15, 2007 (the “Merger Agreement”).

(b)                                 At the Closing, each Purchaser shall deliver to the Company the Purchase Price by wire transfer of immediately available funds to such accounts as designated in writing by the Company to such Purchaser prior to the Closing or by other means reasonably acceptable to the Company.  Payment of the Purchase Price shall be made in U.S. dollars.

3.                                       Representations and Warranties of the Company.  The Company hereby represents and warrants to each Purchaser as follows:

(a)                                  The Company is duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

(b)                                 The Company has full corporate power and authority to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party and to perform its obligations hereunder and thereunder, and this Agreement and all such other agreements and instruments have been duly authorized, executed and delivered by the Company and, assuming the due execution and delivery of this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party, by the other parties hereof and thereof, are valid, binding and enforceable against the Company in accordance with their terms.

(c)                                  The execution, delivery and performance of this Agreement by the Company, and the fulfillment of and compliance with the terms hereof by the Company, do not and will not (i) violate or conflict with any requirements of any material contract or obligation of the Company, including the certificate of formation or limited liability company agreement of the Company, (ii) result in or constitute (with or without the giving of notice, lapse of time or both) any default or event of default under any such material obligation of the Company, or give rise to a right of termination of, or accelerate the performance required by, any terms of any such material obligation, or (iii) violate any statute, law, ordinance, rule, regulation or order of any court or governmental authority or any judgment, order or decree (U.S. federal, state or local or foreign) applicable to the Company.

(d)                                 The Class A Units, when issued, sold, delivered and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable and, assuming the accuracy of the representations and warranties made by the Purchasers, will be issued in compliance with all applicable federal and state securities laws.

(e)                                  The Company is newly formed and has not conducted any business, nor entered into any agreements or contracts with any other person other than in connection with its incorporation and in connection with the Merger.

(f)                                    There are no suits, actions, claims, demands, hearings, indictments, proceedings or investigations pending against the Company, or, to the knowledge of the Company, threatened against or involving the Company, the members of the Company or the officers or managers of the Company in connection with the business and affairs of the Company before any court, arbitrator or administrative or governmental body (U.S. federal, state or local or foreign).  The Company is not subject to any judgment, decree, injunction or order of any court.

4.                                       Representations and Warranties of the Purchasers.  Each Purchaser hereby represents and warrants, severally and not jointly, to the Company that:

(a)                                  If such Purchaser is not an individual, such Purchaser is a corporation, partnership, limited liability company or trust, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.  Such Purchaser has full right, capacity and power to execute and deliver this Agreement, the LLC

2

Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party, and to perform his, her or its obligations hereunder and thereunder.  This Agreement, the LLC Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party have been duly executed and delivered by or on behalf of such Purchaser and, assuming due execution by each of the other parties hereto and thereto, constitute legal, valid and binding agreements, enforceable against such Purchaser in accordance with their terms.

(b)                                 The execution, delivery and performance of this Agreement, the LLC Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party and the fulfillment of and compliance with the respective terms hereof and thereof by the Purchaser, do not and will not (i) violate or conflict with any requirements of any material contract or obligation of such Purchaser, including, if such Purchaser is not an individual, the certificate of incorporation, bylaws or comparable organizational documents of such Purchaser, or (ii) result in or constitute (with or without the giving of notice, lapse of time or both) any default or event of default under any such material contract or obligation of the Purchaser, or give rise to a right of termination of, or accelerate the performance required by, any terms of any such material contract or obligation, or (iii) violate any statute, law ordinance, rule, regulation or order of any court or governmental authority or any judgment, order or decree (U.S. federal, state or local or foreign) applicable to such Purchaser.

(c)                                  The Class A Units to be received by such Purchaser will be acquired by such Purchaser for investment only for such Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable U.S. federal or state or foreign securities laws.  Such Purchaser has no current intention of selling, granting participation in or otherwise distributing the Class A Units in violation of applicable U.S. federal or state or foreign securities laws.  Other than the LLC Agreement, such Purchaser does not have any contract, undertaking, agreement or arrangement with any person or entity with respect to the sale, transfer, voting or other rights of the Class A Units.

(d)                                 Such Purchaser understands that the offer and sale of the Class A Units have not been registered under the Securities Act of 1933 as amended (the “Securities Act”) or any applicable U.S. state or foreign securities laws, and that the Class A Units are being issued in reliance on an exemption from registration, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein.

(e)                                  Such Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Purchaser’s investment.  Such Purchaser is a sophisticated investor, has relied upon independent investigations made by such Purchaser and, to the extent believed by such Purchaser to be appropriate, such Purchaser’s representatives, including such Purchaser’s own professional, tax and other advisors, and is making an independent decision to invest in the Class A Units.  Such Purchaser has been furnished with such documents, materials and information that such Purchaser deems necessary or appropriate for evaluating an investment in the Company, and such Purchaser has read carefully such documents, materials and information and understands and has evaluated the types of risks involved with a purchase of the Class A Units.  Such Purchaser has not relied upon any representations (other than those set forth in Section 3 of this Agreement) or other information (whether oral or written) from the Company or its respective members, managers, officers or affiliates, or from any other person or entity, in connection with his, her, or its

3

investment in the Class A Units.  Such Purchaser acknowledges that the Company has not given any assurances with respect to the tax consequences of the acquisition, ownership and disposition of the Class A Units.

(f)                                    Such Purchaser has had, prior to his, her, or its purchase of the Class A Units, been furnished with, and has carefully read, the LLC Agreement and has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the transactions contemplated by this Agreement and such Purchaser’s investment in the Class A Units and to obtain additional information necessary to verify the accuracy of any information furnished to him, her, or it, or to which he or she had access.

(g)                                 Such Purchaser understands that there are substantial restrictions on the transferability of the Class A Units and that on the date of the Closing and for an indefinite period thereafter there will be no public market for the Class A Units and, accordingly, such Purchaser may not be able to liquidate his, her, or its investment in case of emergency, if at all.  In addition, such Purchaser understands that the LLC Agreement will contain substantial restrictions on the transferability of the Class A Units and will provide that, in the event that the conditions relating to the transfer of any Class A Units in such document has not been satisfied, the holder shall not transfer any such Class A Units, and unless otherwise specified the Company will not recognize the transfer of any such Class A Units on its books and records or issue any certificates representing any such Class A Units, and any purported transfer not in accordance with the terms of the LLC Agreement shall be void.

(h)                                 Such Purchaser understands that this investment is not recommended for investors who have any need for a current return on this investment or who cannot bear the risk of losing their entire investment.  In that regard, such Purchaser understands that the investment in the Class A Units involves a high degree of risk of loss of such Purchaser’s investment therein, and that such Purchaser may lose the entire amount of such Purchaser’s investment.  Such Purchaser acknowledges that: (i) such Purchaser has adequate means of providing for his, her, or its current needs and possible personal contingencies and has no need for liquidity in this investment; (ii) such Purchaser’s commitment to investments that are not readily marketable is not disproportionate to such Purchaser’s net worth; and (iii) such Purchaser’s investment in the Class A Units will not cause his, her, or its overall financial commitments to become excessive.

(i)                                     Such Purchaser is an “accredited investor” as such term is defined in Rule 501 of the Securities Act and has completed Schedule B to this Agreement as to Purchaser’s status  as an “accredited investor” and such information is true and complete.

(j)                                     Notwithstanding anything contained in this Agreement to the contrary, the Purchaser acknowledges and agrees that the Company is not making any representations or warranties whatsoever, express or implied, beyond those expressly given in Section 3.  The Purchaser further represents that none of the affiliates, officers, managers, employees, agents, consultants, attorneys or representatives of the Company, STR nor any other person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Class A Units, the Company, STR or the transactions contemplated by this Agreement not expressly set forth in this Agreement, and none of the affiliates, officers, managers, employees, agents, consultants, attorneys or representatives of the Company, STR, or any other person will have or be subject to any liability to Purchaser or any other person resulting from the distribution to the Purchaser or, as applicable, its affiliates, officers, directors, employees, agents, consultants, attorneys or representatives or the Purchaser’s

4

use of, any due diligence or other information, distributed on behalf of STR provided to the Purchaser or, as applicable, its affiliates, officers, directors, employees, agents, consultants, attorneys or representatives, or any other document or information in any form provided to the Purchaser or, as applicable, its affiliates, officers, directors, employees, agents, consultants, attorneys or representatives in connection with the transactions contemplated hereby.

(k)                                  The Purchaser agrees promptly to notify the Company should the Purchaser become aware of any change in the information set forth in this Section 4.

5.                                 Conditions to Obligations of the Company and the Purchasers.

(a)                                  The obligations of the Company to sell the Class A Units are subject to the satisfaction of the following conditions: (i) the representations and warranties of each Purchaser contained in Section 4 of this Agreement shall be true and correct on and as of the Closing Date in all respects; (ii) each Purchaser shall have entered into the LLC Agreement prior to or concurrently with the Closing; and (iii) the concurrent consummation of the Merger, pursuant to the terms of the Merger Agreement.

(b)                                 The obligations of each of the Purchasers to purchase the Class A Units are subject to the satisfaction of the following conditions precedent: (i) the representations and warranties of the Company contained in Section 3 of this Agreement shall be true and correct on and as of the Closing Date in all respects and (ii) the Merger shall have been consummated pursuant to the terms of the Merger Agreement.

6.                                 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be considered an original, but all of which taken together shall constitute one and the same Agreement.

7.                                 No Waiver; Modifications in Writing.  This Agreement, together with the LLC Agreement and the other agreements referred to herein and therein and any exhibits, schedules or other documents referred to herein or therein, sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements, term sheets, presentations and communications, whether oral or written, with respect to the specific subject matter hereof.  No waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof.  Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and each Purchaser.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

8.                                 Indemnification.  The Purchaser will, to the fullest extent permitted by applicable law, indemnify the Company and each member, manager, officer and employee (each an “Indemnitee”) against any losses, claims, damages or liabilities to which any of them may become subject in any capacity in any action, proceeding or investigation arising out of or based upon any false representation or warranty, or breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein.  The Purchaser will reimburse each Indemnitee for reasonable legal and other expenses (including the cost of any investigation and preparation) as they are incurred in connection with any such action, proceeding or investigation (whether incurred between any Indemnitee and the Purchaser, or between any Indemnitee and

5

any third party).  The reimbursement and indemnity obligations of the Purchaser under this Section 8 will survive the Closing Date and will be in addition to any liability which the Purchaser may otherwise have (including, without limitation, liabilities under the LLC Agreement), and will be binding upon and inure to the benefit of any successors, assigns, heirs, estates, executors, administrators and personal representatives of any Indemnitee.

9.                                       Binding Effect; Assignment.  The rights and obligations of each party under this Agreement may not be assigned to any other person or entity.  Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person or entity other than the parties to this Agreement, and their respective successors and assigns.  This Agreement shall be binding upon the Company, each Purchaser and their respective heirs, successors, legal representatives and permitted assigns.

10.                                 Severability of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

11.                                 Schedules and Descriptive Headings.  All Schedules to this Agreement shall be deemed to be a part of this Agreement.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

12.                                 Governing Law.  This Agreement, and all disputes, claims or causes of action that arise from or are in connection with this Agreement, shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

[The remainder of this page has been intentionally left blank.]

6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

STR HOLDINGS LLC

By:
Name: Ryan Sprott
Title: Vice President and Secretary

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

DLJ MERCHANT BANKING PARTNERS IV, L.P.

By:	DLJ Merchant Banking IV, L.P., its General Partner

By:	DLJ Merchant Banking, Inc., its General Partner

By:
Name: Kenneth Lohsen
Title: Vice President

DLJ OFFSHORE PARTNERS IV, L.P.

By:	DLJ Merchant Banking IV, L.P.,
its General Partner

By:	DLJ Merchant Banking, Inc., its General Partner

By:
Name: Kenneth Lohsen
Title: Vice President

DLJ MERCHANT BANKING PARTNERS IV (PACIFIC), L.P.

By:	MBP IV Pacific, LLC,
its General Partner

By:	DLJ Merchant Banking IV, L.P., its Managing Member

By:	DLJ Merchant Banking, Inc. its General Partner

By:
Name: Kenneth Lohsen
Title: Vice President

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

MBP IV PLAN INVESTORS, L.P.

By:	DLJ LBO Plans Management Corporation,
its General Partner

By:
Name: Kenneth Lohsen
Title: Vice President

By:	DLJ LBO Plans Management Corporation III,
its General Partner

By:
Name: Kenneth Lohsen
Title: Vice President

DLJ MERCHANT BANKING PARTNERS IV (CO- INVESTMENTS) GP, L.P

By:	MBP IV Co-Investments GP, L.P.,
its General Partner

By:	Credit Suisse First Boston (Cayman) Management Limited,
its General Partner

By:
Name: Kenneth Lohsen
Title: Vice President

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

John A. Janitz

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Dominick J. Schiano

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

CREDIT SUISSE/CFIG STR INVESTORS SPV, LLC

By: DLJ MB Advisors, Inc., its Managing Member

By:
Name:
Title:

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

AXA EQUITABLE LIFE INSURANCE COMPANY

By:
Name:
Title:

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

SCHEDULE A

Purchaser	Class A Units	Total Purchase Price
DLJ Merchant Banking Partners IV, L.P.	5,192,648	$51,926,480
DLJ Offshore Partners IV, L.P	2,717,846	$27,178,459
DLJ Merchant Banking Partners IV (Pacific), L.P.	399,338	$3,993,384
MBP IV Plan Investors, L.P.	1,709,858	$17,098,580
AXA Equitable Life Insurance Company	500,000	$5,000,000
Credit Suisse/CFIG STR Investors SPV, LLC	1,050,000	$10,500,000

SCHEDULE B

ACCREDITED INVESTOR STATUS

The Purchaser represents and warrants that he is an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act, because he meets at least one of the following criteria (please initial each applicable item):

•	The Purchaser is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 at the time of the subscriber’s purchase; or

•

The Purchaser is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2003 and 2004) or joint income with the Purchaser’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year (2005); or

•

The Purchaser is a corporation, or similar business trust, partnership or an organization described in Section501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Issuer Common Stock, with total assets in excess of $5,000,000; or

•

The Purchaser is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended, (iii) an insurance company as defined in Section 2(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established or maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

•	The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or

•	The Purchaser is a director or executive officer of the Company; or

•

The Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, the purchase of which is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

•	The Purchaser is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).